Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST (the “Trust”)
Mairs & Power Growth Fund
Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund
 (the “Funds”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2017

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (the “Board”) of the Trust, the Board approved certain changes relating to the Funds, as described below:

1.           Election of Trust Officers

Effective as of May 16, 2017, the Board appointed Robert W. Mairs as Secretary of the Trust following the resignation of Jon A. Theobald from his position as Secretary of the Trust and Collyn E. Iblings as Assistant Chief Compliance Officer of the Trust. Mr. Theobald continues to serve as a Trustee of the Trust. The Board determined not to fill the position of Assistant Treasurer, previously held by Ms. Iblings, at this time. All references to information pertaining to Mr. Theobald as Secretary of the Trust and Ms. Iblings as Assistant Treasurer of the Trust are hereby deleted.

Accordingly, the Trustee and Officer table beginning on page 16 of the SAI in the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

Name (Year of birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE

Jon A. Theobald (1945)	Secretary from 2003 to May 2017; Chief Compliance Officer from 2004 to 2012; Trustee since December 2012	• Chairman of the Board of the Investment Adviser (January 2015 to present). • Chief Executive Officer of the Investment Adviser (2012 to present). President of the Investment Adviser (2007 to 2014). • Chief Operating Officer of the Investment Adviser (2007 to 2012). • Chief Compliance Officer of the Investment Adviser (2004 to 2012).	3	None

DISINTERESTED TRUSTEES
		Principal Occupation(s) During Past Five Years
Bert J. McKasy (1942)	Trustee since September 2006; Board Chair since December 2014	• Attorney, Lindquist & Vennum, P.L.L.P. (1994 to present).	3	None
Mary Schmid Daugherty (1958)	Trustee since December 2010; Audit Committee Chair since December 2012	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	None

James D. Alt (1951)	Trustee since April 2015; Nominating and Governance Chair since January 2017	• Adjunct Associate Professor, University of Minnesota Law School (2007 to present); Retired Partner, Dorsey & Whitney LLP(3) (1984 to 2012).	3	None
Patrick A. Thiele (1950)	Trustee since April 2015	• Retired Chief Executive Officer, PartnerRe Ltd. (2000 to 2010).	3	Director, OneBeacon Insurance Group, Ltd. (2014 to present); Director, PartnerRE Ltd. (March 2016 to present)

Name (Year of birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
PRINCIPAL OFFICERS
Mark L. Henneman (1961)	President since December 31, 2014; Vice President from 2009 to 2014
•    President of the Investment Adviser (January 2015 to present).
•    Chief Investment Officer of the Investment Adviser (January 2015 to present).
•    Executive Vice President of the Investment Adviser (2012 to 2014).
•    Vice President of the Investment Adviser (2004 to 2012).
			N/A	N/A

Ronald L. Kaliebe (1952)	Vice President since 2009
•    Senior Vice President of the Investment Adviser (January 2015 to present).
•    Director of Fixed Income of the Investment Adviser (January 2015 to present).
Vice President of the Investment Adviser (2001 to 2014).
			N/A	N/A

Andrew R. Adams (1972)	Vice President since 2011	• Executive Vice President of the Investment Adviser (October 2016 to present). Vice President of the Investment Adviser (2006 to October 2016).	N/A	N/A

Andrea C. Stimmel (1967)	Treasurer since 2011; Chief Compliance Officer from 2012 to 2016	• Director of Operations and Treasurer of the Investment Adviser (2008 to present). Chief Compliance Officer of the Investment Adviser (2012 to 2016).	N/A	N/A
Robert W. Mairs (1969)	Secretary since May 2017; Chief Compliance Officer and Anti- Money Laundering Compliance Officer since 2017; Assistant Chief Compliance Officer from September 2016 to December 2016
•    Chief Compliance Officer of the Investment Adviser (January 2017 to present).
•    Assistant Chief Compliance Officer of the Investment Adviser (September 2016 to December 2016).
•    General Counsel of the Investment Adviser (2015 to present).
•    Shareholder and Attorney, Gray Plant Mooty (1999 to 2015).
			N/A	N/A

Name (Year of birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Collyn E. Iblings (1978)	Assistant Chief Compliance Officer since May 2017; Assistant Treasurer from September 2016 to May 2017.
•    Assistant Treasurer of the Investment Adviser (September 2016 to May 2017).
•    Mutual Fund Administration Services Manager (2015 to May 2017).
•    Assistant Vice President, Finance, and Compliance Manager (2014 to present).
•    Accounting Manager (2011 to 2014).
			N/A	N/A

(1)	Unless otherwise indicated, the mailing address of each officer and trustee is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.
(2)
Dr. Daugherty and Mr. McKasy served as directors of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (together, the “Predecessor Funds”) prior to the reorganization of the Predecessor Funds into newly formed series of the Trust effective December 31, 2011.  Positions listed in this column for trustees and officers prior to 2012 refer to their positions with the Predecessor Funds.  Each trustee serves until his or her resignation or mandatory retirement age.  Each officer is elected annually and serves until his successor has been duly elected and qualified.

(3)	Dorsey & Whitney LLP previously served as legal counsel to the Trust through December 2012.

2.           Amended and Restated Agreement for Investment Counsel Service (“the Advisory Agreement”) and Termination of the Administration Agreement

Following approval by the Board, the Trust and Mairs & Power, Inc. (the “Adviser”) amended and restated the Advisory Agreement for the purpose of incorporating the administrative services provided by the Adviser to the Trust and making other related clerical updates, effective June 1, 2017. In connection with the amendment of the Advisory Agreement, the Administration Agreement between the Adviser and the Trust will be terminated effective June 1, 2017. There will be no reduction or modification to the nature or level of services provided by the Adviser to the Funds in connection with the foregoing, and the amount of advisory fees currently payable to the Adviser by each Fund under the Advisory Agreement will not increase.

The date of this Supplement is May 31, 2017.
Please keep this Supplement with your records.